Earnings Per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Earnings Per Share
19.	EARNINGS PER SHARE
Basic earnings per share is computed by dividing net income available to ordinary shareholders by the weighted average number of ordinary shares outstanding for the years ended December 31, 2022, 2023 and 2024:

	Years ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Numerator
Net income available to Full Truck Alliance Co. Ltd.	406,762	2,212,888	3,069,849
Net income available to ordinary shareholders—basic	406,762	2,212,888	3,069,849
Dilutive effect arising from stock options of a subsidiary	—	(23)	(206)

Net income available to ordinary shareholders—diluted	406,762	2,212,865	3,069,643
Denominator
Weighted average number of ordinary shares outstanding—basic	21,517,856,981	21,111,924,886	20,822,835,545
Adjustments for dilutive share options of the Group	61,759,408	50,426,575	79,386,491

Weighted average number of ordinary shares outstanding—diluted	21,579,616,389	21,162,351,461	20,902,222,036
Earnings per share—basic	0.02	0.10	0.15

Earnings per share—diluted	0.02	0.10	0.15

Diluted earnings per share is computed using the weighted average number of ordinary shares and dilutive potential ordinary shares outstanding during the respective year. For the years ended December 31, 2022, 2023 and 2024, the Group had restricted shares issued by Group’s subsidiary were excluded from the computation of diluted earnings per share as their effects would have been anti-dilutive.
For the years ended December 31, 2022, 2023 and 2024, 111,573,290, 85,489,644 and 22,470,269
share

options were excluded from the calculation of diluted earnings per share due to the anti-dilutive effect.
Both Class A ordinary shares and Class B ordinary shares are entitled to the same dividend right, as such, this dual class share structure has no impacts to the earnings per share calculation. Basic and diluted earnings per share are the same for each Class A ordinary share and Class B ordinary share.